UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2012

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road

P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On March 1, 2012, New Enterprise Stone & Lime Co., Inc. ( the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), by and among the Company, the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the Initial Purchasers named therein relating to the issuance and sale of $265 million in aggregate principal amount of the Company’s 13% Senior Secured Notes due 2018 (the “New Notes”).

The New Notes are being offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act. The New Notes have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K and the statements contained in the exhibits to this Current Report on Form 8-K do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The issuance and sale of the New Notes is expected to be completed on March 15, 2012 and the New Notes will mature on March 15, 2018.  The Purchase Agreement contains customary representations, warranties and agreements by the Company and the subsidiary guarantors, and customary conditions to closing, indemnification obligations, including indemnification of the Initial Purchasers for liabilities under the Act, other obligations of the parties and termination provisions.

The foregoing is not a complete discussion of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated by reference herein.

Item 7.01                                             Regulation FD Disclosure

On March 1, 2012, the Company announced the pricing of its previously announced offering of the New Notes.  A copy of the press release is attached with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this Form 8-K, and the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits

d) Exhibits.

No.	Description

1.1

Purchase Agreement, dated March 1, 2012, by and among New Enterprise Stone & Lime Co., Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the Initial Purchasers.

99.1	Press Release dated March 1, 2012.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Financial Officer, and Secretary

Date: March 1, 2012

EXHIBIT INDEX

No.	Description

1.1

Purchase Agreement, dated March 1, 2012, by and among New Enterprise Stone & Lime Co., Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the Initial Purchasers.

99.1	Press Release dated March 1, 2012.